UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 11, 2020
Date of Report (Date of earliest event reported)

Apergy Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-38441	82-3066826
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2445 Technology Forest Blvd
Building 4, 12th Floor
The Woodlands, Texas 77381
(Address of principal executive offices and zip code)
(281) 403-5772
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	APY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02    Results of Operations and Financial Condition.

The information contained in Item 8.01 of this Current Report is incorporated herein by reference.

Item 8.01    Other Events.

Apergy Corporation ("the Company") is filing this Current Report on Form 8-K to update certain financial information included in its Annual Report on Form 10-K for the year ended December 31, 2018, and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019, June 30, 2019, and September 30, 2019, for the correction of immaterial errors related to: (i) the assessing and recording of liabilities for state sales tax and associated penalties and interest, primarily resulting in an understatement of our selling, general, and administrative expense and interest expense for the years ended December 31, 2018, 2017, and 2016, and for the three months ended March 31, 2019, three and six months ended June 30, 2019 and three and nine months ended September 30, 2019; (ii) the write-off of inventory and leased assets recorded during the third quarter of 2019, primarily resulting in an understatement of our cost of sales and services expense for the year ended December 31, 2018, and for the three months ended March 31, 2019, and three and six months ended June 30, 2019; and (iii) other previously identified amounts that the Company concluded are immaterial to our previously filed consolidated financial statements.

We evaluated the materiality of the errors in accordance with accounting principles generally accepted in the United States of America and other guidance of the U.S. Securities and Exchange Commission and concluded the errors are immaterial to all previously reported periods. The Company will correct the errors by revising prior period financial statements in our Annual Report on Form 10-K for the year ended December 31, 2019 and in each of our Quarterly Reports on Form 10-Q for the periods ending March 31, 2020, June 30, 2020 and September 30, 2020.

The impact of the corrections on the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018 and the condensed consolidated financial statements included in our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019, June 30, 2019 and September 30, 2019, is presented in Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Unaudited Supplemental Financial Information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apergy Corporation

Date: February 11, 2020	By:	/s/ JAY A. NUTT
Jay A. Nutt
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited Supplemental Financial Information